UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21404
ING Clarion Real Estate Income Fund

(Exact name of registrant as specified in charter)
259 N. Radnor-Chester Road
Radnor, PA 19087

(Address of principal executive offices) (Zip code)
T. Ritson Ferguson, President and Chief Executive Officer
ING Clarion Real Estate Income Fund
259 N. Radnor-Chester Road
Radnor, PA 19087

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-888-711-4CRA
Date of fiscal year end: December 31
Date of reporting period: June 30, 2005
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report(s) to Stockholders.
The Trust’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Semi-Annual Report

June 30, 2005

ING Clarion Real Estate Income Fund

ING REAL ESTATE

ING Clarion Real Estate Income Fund
Letter to Shareholders

Dear Shareholder,

The ING Clarion Real Estate Income Fund (“Fund”) finished the first half of 2005 strongly as the Net Asset Value (NAV) grew 17.11% in the second quarter of 2005. The market price return (i.e., stock price appreciation plus dividends) to our shareholders was 12.88% for the quarter. Year to date, the NAV has grown 7.03% and the market return has been +2.28% (i.e., stock price appreciation plus dividends). The Fund’s stock price closed at $15.95 and the NAV per share was $18.24 on 6/31/05. The Fund paid dividends of $0.69 per share for the first 6 months of 2005. On 6/30/05 the share price was a 12.6% discount to the NAV.

During the first-half of 2005, the NAREIT Equity REIT index rose 6.39%, the Morgan Stanley REIT Preferred Index (MSRP) rose 2.82%, and the Lehman CMBS index rose 2.83%. A blended benchmark of 60% REITs, 20% MSRP, and 20% CMBS rose 5.11% during the first-half of 2005. On an NAV basis, your manager exceeded the blended benchmark by 1.92%. The widening share price discount to NAV over the course of the year caused the market return to fall short of the benchmark.

M&A activity, during the second quarter, benefited the Fund as its investment in two common stocks, Gables Residential (NYSE Ticker: GBP) and CRT Properties Inc. (NYSE Ticker: CRO), were taken private at stock prices in excess of 14% premiums to the prior day’s closing price.

At 6/30/05, the Fund’s investments were well diversified by asset class and by property type. The property type distribution is shown in the chart below. The Fund was invested primarily in REIT common stock at 73% of the portfolio’s investments, with 13% invested in fixed income securities and cash (primarily CMBS), and 14% invested in preferred stock issued by real estate companies. Our decision to maintain a relatively high exposure to REIT common stock within the Fund helped performance as REITs significantly outperformed both preferred stock and CMBS year to date. Given the Fund’s primary objective of high current income, our stock selection within the allocation to REITs was skewed towards stocks reasonably valued paying an above average dividend yield. Though allowed to invest up to 30% of the Fund in fixed income securities, we improved the Fund’s performance by keeping a relatively low weighting of approximately 13% in CMBS during the year. Our similarly low overall allocation to preferred stock also helped performance during the semi-annual period.

Property Type Diversification	Asset Class Diversification

Shortly after its launch, the Fund issued auction rate preferred shares (AMPS) to raise additional capital for the Fund to invest and to potentially increase the net income received by common shareholders. The fund may also take on additional borrowings for the same purpose. At quarter end, total preferred stock and debt of the Fund was approximately $120 million or 31% of the Fund’s total assets (which is below the 33% “leverage” discussed in the Fund’s offering documents). In an effort to reduce interest rate risk associated with variable rate AMPS, interest rate swaps agreements are used to exchange the Funds variable rate obligation for a fixed rate obligation for the term of the swap agreements. As of 6/30/05, $84 million (or 70% of the Fund’s total preferred and debt) was fixed at an interest rate of 3.7% with a weighted average term on the swaps of 2.83 years.

Throughout the period, positive news issued by REIT companies stating improving fundamentals and positive earnings growth helped bolster REIT stock prices following January’s sharp decline. At the end of June, the average REIT stock price represented a 14.7 times multiple of forward 12-month earnings, which is well above the average multiple of 12.2 observed since 1986. The average dividend yield on the NAREIT Equity REIT index was 4.60%, which is
Semi-Annual Report June 30, 2005  1

ING Clarion Real Estate Income Fund  Letter to Shareholders continued

66 basis points higher than the 3.94% yield on the 10-year Treasury bond and still slightly higher than the 60 basis point average spread over the last 20 years. By these measures, it appears that the valuation for REIT common stocks is higher than long term averages for the sector.

Recent takeover activity supports current valuations. In June, three notable transactions confirmed that current REIT prices may still be relatively attractive for investors seeking good quality real estate portfolios. On June 6th, ProLogis announced that it was acquiring Catellus for a total of $4.9 billion, or $33.81 per share, a 15% premium to the prior day closing price for Catellus shares. The resulting combination of these two industrial REITs will create the world’s largest network of distribution facilities, with over 350 million square feet in 2,250 facilities in North America, Europe, and Asia. Even better support for the NAV price relationship, however, was provided by two proposed purchases of REITs by private market buyers. On June 7th, Gables Residential announced that it was being taken private at a price of $43.50 per share, a 14% premium to the previous day’s closing price of its shares. The total size of the transaction was $2.8 billion, including assumption of debt. Ten days later, CRT Properties announced a proposed $1.7 billion sale to a private market buyer for $27.80 per share, also a 15% premium to the prior day’s closing price. The recent takeover activity suggests that REIT prices, in many cases, are anything but overvalued.

At mid-year, we remain optimistic about the prospects for continued positive performance for REITs for the remainder of 2005. Interest rates will have an important influence on the stock market and REIT share prices. For now, the outlook for rates seems benign. Recent economic data has confirmed that the economy is growing and real estate fundamentals are improving, but not at too torrid a pace. As a consequence, the 10-year Treasury bond interest rate has eased back down to 4%, the same rate at which we began the year. An environment of modest economic growth and low interest rates is positive for real estate.

For real estate stocks, earnings and dividend growth remain on track. As we begin the second quarter earnings reporting season, we expect confirmation of our original forecast for REIT earnings growth of 7% in 2005, nearly double the 2004 growth rate. Earnings growth is being driven primarily by occupancy and rent gains and expense containment, not by higher investment activity. New investments in the form of acquisitions and developments/re-developments have been steady and at modest levels compared to a decade ago. Dividends are growing as a natural by-product of an improving earnings picture. By year-end, we expect the aggregate REIT dividend to have increased by 2-3%.

We believe the Fund remains well positioned to meet its primary objective of delivering a high level of stable monthly income as well as its secondary objective of capital appreciation.

We appreciate your continued faith and confidence.

Sincerely,

T. Ritson Ferguson

President and
Chief Executive Officer

Index Definitions

The Morgan Stanley REIT Preferred Index is an unmanaged preferred stock market capitalization weighted index of all exchange traded preferred securities of equity REITs.

The NAREIT Equity REIT Index is an unmanaged market-capitalization-weighted index of all tax-qualified Equity REITs listed on the NYSE, AMEX, and the Nasdaq that have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.

The Lehman Brothers CMBS Index is an unmanaged index designed to measure the performance of the commercial mortgage-backed securities (CMBS) market.

2 Semi-Annual Report June 30, 2005

ING Clarion Real Estate Income Fund
Portfolio of Investments June 30, 2005 (unaudited)

		Market
Shares		Value

	Common Stock – 103.8%
	Real Estate Investment Trusts (“REIT”) – 103.8%
	Apartments – 13.9%
403,800	Amli Residential Properties Trust	$12,622,788
299,100	Camden Property Trust	16,076,625
194,900	Mid-America Apartment Communities, Inc.	8,852,358

		37,551,771

	Diversified – 17.0%
182,800	Colonial Properties Trust	8,043,200
190,900	iStar Financial, Inc.	7,939,531
420,500	Liberty Property Trust	18,632,355
245,100	Newcastle Investment Corp.	7,389,765
246,600	Trustreet Properties, Inc.	4,096,026

		46,100,877

	Health Care – 7.8%
320,200	Health Care REIT, Inc.	12,068,338
260,200	Nationwide Health Properties, Inc.	6,143,322
219,700	OMEGA Healthcare Investors, Inc.	2,825,342

		21,037,002

	Hotels – 3.8%
140,100	Hospitality Properties Trust	6,174,207
230,000	Strategic Hotel Capital, Inc.	4,140,000

		10,314,207

	Office Property – 31.1%
598,100	Arden Realty, Inc.	21,519,638
125,000	Brandywine Realty Trust	3,831,250
215,000	Digital Realty Trust, Inc.	3,736,700
123,500	Equity Office Properties Trust	4,087,850
213,100	Highwoods Properties, Inc.	6,341,856
119,500	Mack-Cali Realty Corp.	5,413,350
758,700	Maguire Properties, Inc.	21,501,558
483,700	Prentiss Properties Trust	17,626,028

		84,058,230

	Regional Malls – 7.4%
206,600	CBL & Associates Properties, Inc.	8,898,262
234,553	Pennsylvania Real Estate Investment Trust	11,141,267

		20,039,529

	Shopping Centers – 13.4%
260,100	Commercial Net Lease Realty	5,324,247
506,700	Heritage Property Investment Trust	17,744,634
483,200	New Plan Excel Realty Trust	13,128,544

		36,197,425

	Storage – 1.9%
75,000	Extra Space Storage, Inc.	1,074,750
92,600	Sovran Self Storage, Inc.	4,209,596

		5,284,346

	Warehouse & Industrial – 7.5%
186,429	EastGroup Properties, Inc.	7,850,525
310,700	First Industrial Realty Trust, Inc.	12,396,930

		20,247,455

	Total Common Stock (cost $228,163,362)	280,830,842

	Preferred Stock – 17.7%
	Real Estate Investment Trusts (“REIT”) – 17.7%
	Apartments – 1.4%
70,000	Apartment Investment & Management Co., Series R	1,830,500
80,000	Apartment Investment & Management Co., Series V	2,032,000

		3,862,500

	Diversified – 1.4%
150,000	iStar Financial, Inc., Series F	3,840,000

	Health Care – 1.3%
35,000	Nationwide Health Properties, Inc.	3,587,500

	Hotels – 3.3%
130,000	Innkeepers USA Trust, Series C	3,324,100
170,000	LaSalle Hotel Properties, Series B	4,506,700
40,000	Sunstone Hotel Investors, Inc., Series A	1,030,000

		8,860,800

	Manufactured Homes – 0.7%
75,000	Affordable Residential Communities, Series A	1,897,500

	Office Property – 1.2%
50,000	Maguire Properties, Inc., Series A	1,264,000
80,000	SL Green Realty Corp., Series C	2,048,000

		3,312,000

	Regional Malls – 7.2%
51,000	CBL & Associates Properties, Inc., Series C	1,399,950
20,000	Glimcher Realty Trust, Series F	535,800
85,000	Glimcher Realty Trust, Series G	2,171,750
82,200	Pennsylvania Real Estate Investment Trust	4,849,800
385,000	The Mills Corp., Series E	10,433,500

		19,390,800

	Shopping Centers – 1.2%
65,000	Cedar Shopping Centers, Inc.	1,735,500
59,600	Federal Realty Investment Trust	1,581,784

		3,317,284

	Total Preferred Stock (cost $46,110,622)	48,068,384

See notes to financial statements.
Semi-Annual Report June 30, 2005  3

ING Clarion Real Estate Income Fund     Portfolio of Investments continued

		Market
Shares		Value

	Convertible Preferred Stock – 1.1%
	Real Estate Investment Trusts (“REIT”) – 1.1%
	Diversified – 0.4%
50,000	Crescent Real Estate, 6.75%, Series A	$1,065,500

	Health Care – 0.7%
80,000	Windrose Medical Properties Trust, 7.50%, Series A (a)	1,999,200

	Total Convertible Preferred Stock (cost $3,099,000)	3,064,700

Principal
Amount

	Mortgage-Related Securities – 9.6%
	Chase Commercial Mortgage Securities Corp.,
$1,000,000	Series 1997-1, Class F 7.37%, 6/19/29 (b)	$1,090,369
	Commercial Mortgage Acceptance Corp.,
2,500,000	Series 1998-C2, Class G 5.44%, 9/15/30 (b)	2,267,375
	CS First Boston Mortgage Securities Corp.
2,000,000	Series 2002-CP3, Class J 6.00%, 7/15/35 (b)	1,873,680
3,500,000	Series 2002-CP3, Class K 6.00%, 7/15/35 (b)	2,932,055
2,000,000	Series 2003-C5, Class K 5.23%, 12/15/36 (b)	1,727,740
2,000,000	Series 2003-C5, Class L 5.23%, 12/15/36 (b)	1,495,000
	J.P. Morgan Chase Commercial Mortgage Securities,
3,250,000	Series 2002-C3, Class J 5.06%, 7/12/35 (b)	3,149,349
	LB-UBS Commercial Mortgage Trust,
53,480,362	Series 2002-C2, Class XCL 2.98%, 7/15/35 (b)(c)	1,958,306
	Wachovia Bank Commercial Mortgage Trust,
3,668,000	Series 2003-C4, Class L 4.93%, 4/15/35 (b)	2,799,161
4,000,000	Series 2003-C7, Class L 5.44%, 10/15/35 (b)	2,995,320
3,800,000	Series 2003-C8, Class K 5.03%, 11/15/35 (b)	3,319,376
78,136,597	Series 2004-C12, Class IO 2.64%, 7/15/41 (b)(c)	439,128

	Total Mortgage-Related Securities (cost $23,919,986)	26,046,859

	Corporate Bonds – 5.9%
	Building – Residential/ Commercial – 1.1%
1,000,000	Standard Pacific Corp. 9.25%, 4/15/12	1,105,000
	WCI Communities, Inc.
995,000	10.625%, 2/15/11	1,079,575
630,000	9.125%, 5/01/12	664,650

		2,849,225

	Diversified – 0.9%
2,500,000	Petro Stopping Centers, LP 9.00%, 2/15/12	2,525,000

	Food – Retail – 1.0%
2,607,000	Ingles Markets, Inc. 8.875%, 12/01/11	2,662,399

	Retail – Drug Store – 1.2%
3,300,000	The Jean Coutu Group, Inc. 8.50%, 8/01/14	3,275,250

	Retail – Restaurants – 1.7%
3,250,000	Denny’s Corp. / Holdings, Inc. 10.00%, 10/01/12	3,396,250
1,000,000	O’Charley’s, Inc. 9.00%, 11/01/13	1,085,000

		4,481,250

	Total Corporate Bonds (cost $16,086,191)	15,793,124

	Total Investments – 138.1% (cost $317,379,161)	373,803,909
	Other Assets Less Liabilities – 0.7%	1,908,244
	Preferred Shares, at redemption value – (38.8)%	(105,000,000)

	Net Assets Applicable to Common Shares – 100.0% (d)	$270,712,153

(a)	Non-income producing security.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, and may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2005, these securities amounted to $26,046,859 or 9.6% of net assets.

(c)	Interest-only security. Rate shown is effective yield as of June 30, 2005.

(d)	Portfolio percentages are calculated based on net assets applicable to Common Shares.

See notes to financial statements.
4 Semi-Annual Report June 30, 2005

ING Clarion Real Estate Income Fund
Statement of Assets and Liabilities June 30, 2005 (unaudited)

Assets
Investments, at value (cost $317,379,161)	$373,803,909
Cash	84
Receivable for investment securities sold	21,533,080
Dividends and interest receivable	3,206,033
Unrealized appreciation on swap contracts	343,847
Other assets	7,418

Total Assets	398,894,371

Liabilities
Payable for investment securities purchased	8,191,421
Line of credit payable	14,693,900
Management fee payable	187,546
Dividends payable — preferred shares	9,771
Accrued expenses and other liabilities	99,580

Total Liabilities	23,182,218

Preferred Shares, at redemption value
$.001 par value per share; 4,200 Auction Preferred Shares authorized, issued and outstanding at $25,000 per share liquidation preference	105,000,000

Net Assets Applicable to Common Shares	$270,712,153

Composition of Net Assets Applicable to Common Shares
Common Shares, $.001 par value per share; unlimited number of shares authorized, 14,838,484 shares issued and outstanding	$14,838
Additional paid-in capital	209,112,577
Distributions in excess of net investment income	(1,740,021)
Accumulated net realized gain on investments and swap contracts	6,556,164
Net unrealized appreciation on investments and swap contracts	56,768,595

Net Assets Applicable to Common Shares	$270,712,153

Net Asset Value Applicable to Common Shares
(based on 14,838,484 common shares outstanding)	$18.24

See notes to financial statements.
Semi-Annual Report June 30, 2005  5

ING Clarion Real Estate Income Fund
Statement of Operations For the Six Months Ended June 30, 2005 (unaudited)

Investment Income
Dividends	$10,121,681
Interest (Net of foreign withholding taxes of $11,633)	1,629,313

Total Investment Income		$11,750,994

Expenses
Management fees	1,517,815
Auction agent fees — preferred shares	135,114
Interest expense on line of credit	126,681
Administration fees	42,415
Printing fees	40,688
Transfer agent fees	29,264
Trustees’ fees and expenses	24,543
Custodian fees	21,472
Insurance fees	10,699
Audit fees	10,538
Rating agency fees	9,022
AMEX listing fee	7,670
Legal fees	3,529
Miscellaneous expenses	33

Total Expenses		1,979,483
Management fee waived		(446,416)

Net Expenses		1,533,067

Net Investment Income		10,217,927

Net Realized and Unrealized Gain (Loss) on Investments and Swap Contracts
Net realized gain (loss) on:
Investments		7,038,078
Swap contracts		(384,829)

		6,653,249

Net change in unrealized appreciation/depreciation on:
Investments		1,517,412
Swap contracts		659,220

		2,176,632

Net Gain on Investments and Swap Contracts		8,829,881

Dividends and Distributions on Preferred Shares from
Net investment income		(1,580,328)

Net Increase in Net Assets Applicable to Common Shares Resulting from Operations		$17,467,480

See notes to financial statements.
6 Semi-Annual Report June 30, 2005

ING Clarion Real Estate Income Fund
Statements of Changes in Net Assets Applicable to Common Shares

	For the Six
	Months Ended	For the Year
	June 30, 2005	Ended
	(unaudited)	December 31, 2004

Change in Net Assets Applicable to Common Shares Resulting from Operations
Net investment income	$10,217,927	$14,308,408
Net realized gain on investments and swap contracts	6,653,249	1,602,509
Net change in unrealized appreciation/depreciation on investments and swap contracts	2,176,632	36,858,708
Dividends and distributions on Preferred Shares from net investment income and capital gains	(1,580,328)	(1,669,131)

Net increase in net assets applicable to Common Shares resulting from operations	17,467,480	51,100,494

Dividends and Distributions on Common Shares*
Distribution of net investment income	(10,238,554)	(11,375,175)
Capital gains	—	(4,728,560)
Return of capital	—	(1,987,344)

Total dividends and distributions on Common Shares	(10,238,554)	(18,091,079)

Capital Share Transactions
Net proceeds from the issuance of Common Shares	—	—
Reinvestment of dividends	—	—
Other	—	(25,636)

Net decrease from capital share transactions	—	(25,636)

Net Increase in Net Assets	7,228,926	32,983,779
Net Assets Applicable to Common Shares
Beginning of period	263,483,227	230,499,448

End of period (net of distributions in excess of net investment income of $1,740,021 and $139,066, respectively)	$270,712,153	$263,483,227

*	The final determination of the source of the 2005 distributions for tax purposes will be made after the Fund’s fiscal year.

See notes to financial statements.
Semi-Annual Report June 30, 2005  7

ING Clarion Real Estate Income Fund
Statement of Cash Flows For the Six Months Ended June 30, 2005 (unaudited)

Cash Flows from Operating Activities:
Net increase in net assets applicable to Common Shares resulting from operations	$17,467,480

Adjustments to Reconcile Net Increase in Net Assets Applicable to Common Shares Resulting from Operations to Net Cash Provided by Operating and Investing Activities:
Increase in unrealized appreciation on swap contracts	(659,220)
Net change in unrealized appreciation/depreciation on investments	(1,517,412)
Net accretion of bond discount and amortization of bond premium	(221,279)
Net realized gain on investments	(7,038,078)
Cost of long-term securities purchased	(30,179,062)
Proceeds from sale of long-term securities	42,687,721
Increase in dividends and interest receivable	(88,994)
Increase in receivable for investment securities sold	(5,391,933)
Decrease in other assets	21,297
Decrease in accrued expenses and other liabilities	(152,843)
Decrease in management fee payable	(6,756)
Decrease in payable for investment securities purchased	(2,864,359)

Net Cash Provided by Operating and Investing Activities	12,056,562

Cash Flows From Financing Activities:
Cash distributions paid on Common Shares	(10,238,554)
Decrease in dividends payable — preferred shares	(106,896)
Decrease in line of credit payable	(1,711,100)

Net Cash Used in Financing Activities	(12,056,550)

Net increase in cash	12
Cash at Beginning of Period	72

Cash at End of Period	$84

See notes to financial statements.
8 Semi-Annual Report June 30, 2005

ING Clarion Real Estate Income Fund
Financial Highlights

	For the			For the Period
	Six Months Ended		For the	September 16, 2003(1)
Per share operating performance for a Common Share	June 30, 2005		Year Ended	through
outstanding throughout the period	(unaudited)		December 31, 2004	December 31, 2003

Net asset value, beginning of period	$17.76		$15.53	$14.33	(2)

Income from investment operations
Net investment income(3)	0.69		0.96	0.33
Net realized and unrealized gain on investments and swap contracts	0.59		2.60	1.08
Dividends and distributions on Preferred Shares from net investment income and capital gains (common stock equivalent basis)	(0.11)		(0.11)	(0.01)

Total from investment operations	1.17		3.45	1.40

Dividends and Distributions on Common Shares++
Net investment income	(0.69)		(0.77)	(0.20)
Capital gains	—		(0.32)	—
Return of capital	—		(0.13)	—

Total dividends and distributions to Common Shareholders	(0.69)		(1.22)	(0.20)

Net asset value, end of period	$18.24		$17.76	$15.53

Market value, end of period	$15.95		$16.32	$15.06

Total investment return
Net asset value	7.04%		23.38%	9.83	%(4)
Market value	2.18%		17.77%	1.77	%(4)
Ratios and supplemental data
Net assets, applicable to Common Shares, end of period (thousands)	$270,712		$263,483	$230,499
Ratios to average net assets applicable to Common Shares of:
Net expenses, after fee waiver+	0.86	%(5)	0.90%	1.05	%(5)
Net expenses, before fee waiver+	1.11	%(5)	1.15%	1.30	%(5)
Net investment income, after preferred share dividends+	4.84	%(5)	3.67%	6.21	%(5)
Preferred share dividends	0.89	%(5)	0.49%	0.17	%(5)
Net investment income, before preferred share dividends+	5.72	%(5)	4.16%	6.38	%(5)
Portfolio turnover rate	8.37%		21.90%	3.10%
Leverage analysis:
Preferred shares, at redemption value, ($25,000 per share liquidation preference) (thousands)	$105,000		$105,000	$105,000
Net asset coverage per share of preferred shares	$89,455		$87,734	$79,881

(1)	Commencement of operations.

(2)	Net asset value at September 16, 2003.

(3)	Based on average shares outstanding.

(4)	Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment Plan.

(5)	Annualized.

+	Calculated on the basis of income and expenses applicable to both Common and Preferred Shares relative to the average net assets applicable to Common Shares.

++	The final determination of the source of the 2005 distributions for tax purposes will be made after the end of the Fund’s fiscal year.

See notes to financial statements.
Semi-Annual Report June 30, 2005  9

ING Clarion Real Estate Income Fund
Notes to Financial Statements June 30, 2005 (unaudited)

1. Fund Organization

ING Clarion Real Estate Income Fund (the “Trust”) is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on July 16, 2003 under the Investment Company Act of 1940, as amended. ING Clarion Real Estate Securities, L.P. is the Trust’s investment advisor (the “Advisor”) and Clarion Capital, LLC, an affiliate of the advisor, is the Trust’s sub-advisor (the “Sub-Advisor). The Trust commenced operations on September 16, 2003.

2. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Readily marketable assets not traded on such a market are valued at the current bid prices provided by dealers or other sources approved by the Board, including pricing services when such prices are believed by the Board to reflect the fair market value of such assets. The prices provided by a pricing service take into account institutional size trading in similar groups of assets and any developments related to specific assets. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Trust’s board of trustees (the “Board”) shall determine in good faith to reflect its fair market value.

Short-term securities, which mature in more than 60 days, are valued at current market quotations. Short-term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. The portion of dividend attributable to return of capital is recorded against the cost basis of the security. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Swaps – The Trust may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into interest rate swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statements of Assets and Liabilities.

The Trust entered into interest rate swap agreements for the six months ended June 30, 2005. Details of the swap agreements outstanding as of June 30, 2005 were as follows:

		Notional
	Termination	Amount	Fixed		Unrealized
Counterparty	Date	(000)	Rate	Floating Rate	Appreciation

Citigroup	04/30/2007	$42,000	3.30%	1 Month LIBOR	$457,390
Citigroup	04/30/2009	42,000	4.08%	1 Month LIBOR	(113,543)

					$343,847

For each swap noted, the Trust pays a fixed rate and receives a floating rate.

Dividends and Distributions to Shareholders – The Trust earns income daily on its investments. It is the policy of the Trust to declare and pay dividends to common shareholders from net investment income on a monthly basis. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

The current monthly rate is $0.115 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of

10 Semi-Annual Report June 30, 2005

ING Clarion Real Estate Income Fund  Notes to Financial Statements continued

expenses during the reporting period. Actual results could differ from those estimates.

3. Concentration of Risk

Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry.

4. Investment Management Agreement and Other Affiliated Agreements

The Advisor is responsible for the allocation of the Trust’s portfolio assets between equity and fixed-income investments and for the selection of equity investments and monitoring of the Sub-Advisor, which will select the trust’s real estate fixed-income securities. Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Advisor will receive an annual fee from the Trust based on the average weekly value of the Trust’s managed assets, which includes the amount from the issuance of the preferred shares. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust’s managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust’s managed assets for the first five years of the Trust’s operations (through September, 2008), and for a declining amount for an additional four years (through September, 2012). For the six months ended June 30, 2005, the Trust incurred management fees of $1,517,815, of which, $446,416 was waived by the Advisor.

The Sub-Advisor receives from the Advisor a sub-advisory fee equal to a pro-rata share of the investment advisory fee based on the percentage of assets allocated to real estate fixed income securities compared to the total managed assets of the Trust less certain Trust start-up costs assumed by the Advisor in organizing and offering the Trust.

The Trust has multiple service agreements with The Bank of New York (“BNY”). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNY is responsible for the custody of the Trust’s assets. As administrator, BNY is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Trust.

5. Portfolio Securities

For the six months ended June 30, 2005, there were purchase and sale transactions (excluding short-term securities) of $30,179,062 and $42,687,721, respectively.

6. Federal Income Taxes

The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended December 31, 2004, the adjustments were to decrease additional paid-in capital by $1,987,345, increase accumulated net realized gain on investments by $1,889,094 and increase undistributed net investment income by $98,251 due to the difference in the treatment for book and tax purposes of certain investments.

The final determination of the source of the 2005 distributions for tax purposes will be made after the end of the Fund’s fiscal year and will be reported to shareholders in January 2006 on Form 1099-DIV.

Information on the components of net assets as of June 30, 2005 is as follows:

Net
	Gross	Gross	Unrealized
Cost of	Unrealized	Unrealized	Appreciation on
Investments	Appreciation	Depreciation	Investments

$317,379,161	$56,858,107	$(433,359)	$56,424,748

For the year ended December 31, 2004, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, were $12,750,524 of ordinary income, $5,022,342 of long-term capital gain and $1,987,344 of return of capital.

Semi-Annual Report June 30, 2005  11

ING Clarion Real Estate Income Fund  Notes to Financial Statements continued

7. Borrowings

The Trust leverages through the issuance of preferred shares, and/or borrowings in an aggregate amount of approximately 33 1/3% of the Trust’s capital to buy additional securities. The Trust may borrow from banks or other financial institutions. The use of preferred shares and other borrowing techniques to leverage the common shares can create risks.

The Trust has access to a secured line of credit up to $115,000,000 from BNY for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 50 basis points. At June 30, 2005, there was an outstanding borrowing of $14,693,900 in connection with the Trust’s line of credit.

The average daily amount of borrowings within the six months ended June 30, 2005, was $7,844,122 with a related weighted average interest rate of 3.21%. The maximum amount outstanding within the six months ended June 30, 2005, was $16,405,000.

8. Capital

The Trust issued 14,000,000 shares of common stock in 2003 at a price of $15.00. In connection with the Trust’s DRIP plan, the Trust has not issued any common shares in 2005 and 2004. At June 30, 2005, the Trust had outstanding common shares of 14,838,484 with a par value of $0.001. The Advisor owns 6,981 shares of the common shares outstanding.

On November 24, 2003, the Trust’s Board authorized the issuance of preferred shares, in addition to the existing common shares, as part of its leverage strategy. Preferred shares issued by the Trust have seniority over the common shares.

The Trust issued 4,200 shares of preferred shares Series W28 with a liquidation value of $25,000 per share plus accumulated and unpaid dividends. Dividends are accumulated daily at an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the six months ended June 30, 2005, the annualized dividend rates range from:

	High	Low	At June 30, 2005

Series W28	3.42%	2.40%	3.35%

The Trust is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Trust from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value.

The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares, voting as a separate class, are also entitled to elect two Trustees. In addition, the Investment Company Act of 1940, as amended, requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions and (c) change the nature of its business so as to cease to be an investment company.

9. Indemnifications

The Trust enters into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.
12 Semi-Annual Report June 30, 2005

ING Clarion Real Estate Income Fund
Supplemental Information  (unaudited)

Trustees

The trustees of the ING Clarion Real Estate Income Fund and their principal occupations during the past five years:

				Number of
				Portfolios in
				the Fund
	Term of Office		Principal Occupations	Complex	Other Directorships
	and Length of		During The Past	Overseen	Held by
Name and Age	Time Served(1)	Title	Five Years	by Trustee	Trustee

Interested Trustees:

T. Ritson Ferguson* 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 46	3 years/since inception	Trustee, President and Chief Executive Officer	Managing Director and Chief Investment Officer of ING Clarion Real Estate Securities, L.P. since 1995.	2

Jarrett B. Kling* 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 62	3 years/since inception	Trustee	Managing Director of ING Clarion Real Estate Securities, L.P., member of the Investment Advisory Committee of the TDH Group of venture funds.	2	Trustee of The Hirtle and Callaghan Trust (1995 to present); National Trustee of the Boys and Girls Clubs of America (1997 to present). Trustee of Old Mutual Advisor Funds (since 2005).

Independent Trustees:

Asuka Nakahara 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 49	2 years/since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania, since July 1999; Lecturer of Real Estate at the Wharton School, University of Pennsylvania; Chief Financial Officer of Trammell Crow Company from January 1, 1996 to December 31, 1999; Chief Knowledge Officer of Trammell Crow Company from September 1, 1998 to December 31, 1999.	2	Advisory board member of the HBS Club of Philadelphia and The Philadelphia Foundation (1989-2004).

Frederick S. Hammer 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 69	3 years/since inception	Trustee	Co-Chairman of Inter-Atlantic Group since 1994 and a member of its investment committee; Co-Chairman of Guggenheim Securities Holdings, LLC from 2002 to 2003; non-executive.	2	Chairman of the Board of Annuity and Life Re (Holdings), Ltd. (1998 to present); Director on the Boards of Tri-Arc Financial Services, Inc. (1989- 2004) and Magellan Insurance Company Ltd. (1995-2004); until 2004; former Director of Medallion Financial Corporation (1999-2002), IKON Office Solutions, Inc. (1986-1999) and VISA International (1978-1989); trustee of the Madison Square Boys and Girls Club (1978 to present).

Richard L. Sutton 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 70	3 years/since inception	Trustee	Of Counsel, Morris, Nichols, Arsht & Tunnell, 2000 to present; Partner, Morris, Nichols, Arsht & Tunnel, 1966-2000.	2	Trustee of the Unidel Foundation, Inc. since 2000; Board of Directors of Wilmington Country Club 1999-2004, Grand Opera House, Inc., 1976-92, University of Delaware Library Associates, Inc. 1981-99, Wilmington Club 1987-2003, American Judicature Society 1995-99.

John Bartholdson 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 60	3 years/1 year	Trustee/Audit Committee Financial Expert	Senior Vice President and CFO of Triumph Group, Inc., 1993- present.	2	Serves on the Board of PBHG Funds, Inc. and PBHG Insurance Series Fund (since 1997); the Philadelphia/ Washington Advisory Board of FM Global (since 2004); and Board of Old Mutual Advisor Funds (since 2004).

(1)	After a trustee’s initial term, each trustee is expected to serve a three year term concurrent with the class of trustees for which he serves. Messrs. Kling and Nakahara, as Class II trustees, are expected to stand for re-election at the Trust’s 2005 annual meeting of shareholders; Mr. Sutton, as a Class III Trustee, is expected to stand for re-election at the Trust’s 2006 annual meeting of shareholders; Messrs. Ferguson and Hammer, as Class I trustees, are expected to stand for re-election at the Trust’s 2007 annual meeting of shareholders.

*	Messrs. Ferguson and Kling are deemed to be interested persons of the Fund as defined in the Investment Company Act of 1940, as amended, due to their position with the Advisor.

Semi-Annual Report June 30, 2005  13

ING Clarion Real Estate Income Fund  Supplemental Information continued

Officers

The officers of the ING Clarion Real Estate Income Fund and their principal occupations during the past five years:

Name, Address*, Age	Term of Office and	Principal Occupations
and Position(s) held	Length of Time	During The Past
with Registrant	Served	Five Years and Other Affiliations

Officers:

Peter Zappulla 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 59 Treasurer and Chief Financial Officer	/since inception	Chief Financial Officer of ING Clarion Partners since 1989

Heather Trudel 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 33 Secretary	/since inception	Senior Vice President of ING Clarion Real Estate Securities, L.P. since 1995

Additional Information

Additional information regarding the Trustees is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4CRA.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor and sub-advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4CRA. The policies may also be found on the web site of the Securities and Exchange Commission (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, 2005, is also available, without charge and upon request by calling the Trust at 1-888-711-4CRA or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q are available on the SEC website at http://www.sec.gov. The Trust’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

14 Semi-Annual Report June 30, 2005

ING Clarion Real Estate Income Fund
Dividend Reinvestment Plan  (unaudited)

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, P.O. Box 463, East Syracuse, New York 13057-0463; Attention: Shareholder Services Department, Phone number: (800) 433-8191.

ING Clarion Real Estate Income Fund

Fund Information

Board of Trustees
T. Ritson Ferguson
Jarrett B. Kling
Asuka Nakahara
Frederick S. Hammer
Richard L. Sutton
John Bartholdson

Officers
T. Ritson Ferguson
President and
Chief Executive Officer

Peter Zappulla
Treasurer and
Chief Financial Officer

Heather Trudel
Secretary

Investment Advisor
ING Clarion Real Estate Securities, L.P.
259 N. Radnor-Chester Road
Radnor, PA 19087

Investment Sub-Advisor
ING Clarion Capital, LLC
New York, New York

Administrator, Custodian and
Transfer Agent
The Bank of New York
New York, New York

Preferred Shares – Dividend Paying Agent
The Bank of New York
New York, New York

Legal Counsel
Morgan, Lewis & Bockius, LLP
Washington, DC

Independent Registered Public Accounting Firm
Ernst & Young LLP
Philadelphia, Pennsylvania

Item 2. Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3. Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4. Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5. Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6. Schedule of Investments.
The schedule is included as part of the report to shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable until fiscal year ending December 31, 2005.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)ING Clarion Real Estate Income Fund

By:	/s/ T. Ritson Ferguson

Name:	T. Ritson Ferguson

Title:	President and Chief Executive Officer

Date:	September 1, 2005
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ T. Ritson Ferguson

Name:	T. Ritson Ferguson

Title:	President and Chief Executive Officer

Date:	September 1, 2005

By:	/s/ Peter H. Zappulla

Name:	Peter H. Zappulla

Title:	Treasurer and Chief Financial Officer

Date:	September 1, 2005